UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(Unaudited)

	September 30,		December 31,
	2002	2001	2001
	(Dollars in thousands)
Assets
Cash and due from banks	$ 829,474	$ 762,923	$ 953,846
Interest-bearing deposits at financial institutions	112,816	47,293	54,351
Federal funds sold and securities purchased under agreements to resell	41,139	52,539	13,067
Trading account assets	310,808	237,292	263,315
Loans held for resale	1,870,863	1,226,839	1,862,637
Available for sale securities	4,757,020	5,123,428	4,780,629
Loans:
Commercial, financial and agricultural	5,353,903	5,280,743	5,145,917
Foreign	268,209	407,733	397,737
Accounts receivable - factoring	758,269	711,156	640,312
Real estate - construction	2,295,836	2,346,178	2,190,854
Real estate - mortgage
Secured by 1-4 family residential	4,526,492	5,542,735	5,166,097
FHA/VA government-insured/guaranteed	213,169	177,182	133,751
Non-farm, nonresidential properties	5,028,295	4,686,335	4,821,293
Multi-family (5 or more) residential	870,681	817,264	846,259
Secured by farmland	491,637	448,401	462,676
Home Equity	1,383,561	866,709	935,841
Consumer	2,088,879	2,492,639	2,338,560
Direct lease financing	81,487	105,879	104,705
Total loans	23,360,418	23,882,954	23,184,002
Less: Unearned income	(24,652)	(21,331)	(20,963)
Allowance for losses on loans	(356,561)	(342,194)	(341,930)
Net loans	22,979,205	23,519,429	22,821,109
Premises and equipment, net	544,197	577,608	556,686
Accrued interest receivable	210,883	266,763	245,847
FHA/VA claims receivable, net	34,712	62,281	55,813
Mortgage servicing rights, net	235,411	162,612	150,303
Goodwill, net	769,491	799,001	780,612
Other intangibles, net	132,789	155,945	146,695
Other assets	418,927	392,888	512,694
Total assets	$ 33,247,735	$ 33,386,841	$ 33,197,604

Liabilities and shareholders' equity
Deposits
Noninterest-bearing	$ 4,788,926	$ 4,239,866	$ 4,509,944
Certificates of deposit of $100,000 and over	1,623,473	1,817,284	1,602,117
Other interest-bearing	16,902,336	17,441,908	17,318,441
Total deposits	23,314,735	23,499,058	23,430,502
Short-term borrowings	3,048,855	3,224,900	3,076,679
Short- and medium-term senior notes	598,141	20,000	-
Federal Home Loan Bank advances	960,743	1,461,530	1,461,190
Other long-term debt	1,249,688	1,275,780	1,275,509
Accrued interest, expenses and taxes	247,482	281,705	282,211
Other liabilities	595,798	412,947	447,772
Total liabilities	30,015,442	30,176,010	29,973,863

Commitments and contingent liabilities	-	-	-

Shareholders' equity
Convertible preferred stock	12,959	16,478	16,101
Common stock, $5 par value; 300,000,000 shares authorized; 200,055,546 issued and outstanding (206,035,884 at September 30, 2001 and 206,113,331 at December 31, 2001)	1,000,278	1,030,179	1,030,567
Additional paid-in capital	538,007	534,690	535,378
Retained earnings	1,606,363	1,553,309	1,600,153
Unearned compensation	(19,353)	(13,472)	(13,022)
Accumulated other comprehensive income	94,039	89,647	54,564
Total shareholders' equity	3,232,293	3,210,831	3,223,741
Total liabilities and shareholders' equity	$ 33,247,735	$ 33,386,841	$ 33,197,604

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EARNINGS
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2002	2001	2002	2001
	(Dollars in thousands, except per share data)
Interest income
Interest and fees on loans	$ 382,905	$ 475,446	$ 1,162,716	$ 1,507,139
Interest on investment securities
Taxable	58,353	63,511	174,755	223,478
Tax-exempt	9,666	14,656	32,932	45,107
Interest on deposits at financial institutions	680	409	1,653	1,546
Interest on federal funds sold and securities purchased under agreements to resell	214	853	1,263	1,856
Interest on trading account assets	2,522	3,418	7,143	12,064
Interest on loans held for resale	19,469	21,773	59,035	52,006
Total interest income	473,809	580,066	1,439,497	1,843,196

Interest expense
Interest on deposits	102,650	184,837	336,792	609,196
Interest on short-term borrowings	9,848	30,025	25,384	160,542
Interest on long-term debt	36,954	42,526	113,606	123,590
Total interest expense	149,452	257,388	475,782	893,328

Net interest income	324,357	322,678	963,715	949,868
Provision for losses on loans	48,000	41,933	137,901	96,133

Net interest income after provision for losses on loans	276,357	280,745	825,814	853,735

Noninterest income
Service charges on deposit accounts	61,126	53,694	170,005	163,401
Mortgage banking revenue	59,606	51,279	154,123	138,689
Merchant services income	528	10,430	10,978	31,392
Factoring commissions and fees	11,571	9,620	31,142	28,700
Trust service income	7,290	6,954	21,529	21,026
Profits and commissions from trading activities	1,831	1,339	4,407	6,226
Investment securities (losses)/gains	(1,300)	580	10,736	8,934
Investments and insurance	15,989	13,544	42,997	37,199
Other income	37,465	48,901	106,187	112,859
Total noninterest income	194,106	196,341	552,104	548,426

Noninterest expense
Salaries and employee benefits	139,476	139,062	401,206	404,575
Net occupancy expense	25,923	26,603	77,463	78,143
Equipment expense	20,679	22,026	61,570	66,649
Goodwill amortization	3,652	12,089	10,956	36,184
Other intangibles amortization	4,087	4,240	12,303	12,968
Other expense	82,281	103,571	252,992	307,737
Total noninterest expense	276,098	307,591	816,490	906,256

Earnings before income taxes	194,365	169,495	561,428	495,905
Income taxes	60,136	57,491	173,706	168,209
Net earnings	$ 134,229	$ 112,004	$ 387,722	$ 327,696

Net earnings applicable to common shares	$ 133,969	$ 111,703	$ 386,968	$ 326,630

Earnings per common share
Basic	$ .67	$ .54	$ 1.91	$ 1.59
Diluted	.66	.54	1.88	1.58

Dividends per common share	.33	.33	1.00	1.00

Average common shares outstanding (in thousands)
Basic	200,501	205,798	203,049	205,397
Diluted	202,918	208,330	205,928	207,841

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES

	Three Months Ended September 30,
	2002			2001
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
ASSETS	(Dollars in thousands)
Interest-bearing deposits at financial institutions	$ 117,665	$ 680	2.29%	$ 37,747	$ 409	4.30%
Federal funds sold and securities purchased under agreements to resell	50,082	214	1.70	93,199	853	3.63
Trading account assets	249,225	2,522	4.01	218,298	3,418	6.21
Investment securities (1), (2)
Taxable securities	3,837,504	58,353	6.03	3,934,180	63,511	6.40
Tax-exempt securities	761,339	14,592	7.60	1,128,421	21,785	7.66
Total investment securities	4,598,843	72,945	6.29	5,062,601	85,296	6.68

Commercial, financial and agricultural loans	5,334,594	70,526	5.25	5,317,872	92,251	6.88
Foreign loans	302,937	2,211	2.90	452,942	6,162	5.40
Accounts receivable -factoring	765,311	14,436	7.48	689,678	16,730	9.62
Real estate - construction loans	2,304,876	33,465	5.76	2,324,065	46,160	7.88
Real estate - mortgage loans
Secured by 1-4 family residential	4,667,483	91,472	7.78	5,806,047	120,878	8.26
FHA/VA government-insured/guaranteed	178,310	3,518	7.83	187,015	4,142	8.79
Non-farm, non-residential properties	4,913,147	82,211	6.64	4,593,928	92,014	7.95
Multifamily (5 or more) residential	857,246	14,793	6.85	816,099	15,703	7.63
Secured by farmland	493,581	8,430	6.78	441,458	9,130	8.21
Home Equity	1,294,517	17,161	5.26	842,097	15,818	7.45
Consumer loans	2,128,011	44,217	8.24	2,529,861	55,828	8.76
Direct lease financing	86,699	1,627	7.44	106,493	2,079	7.75
Loans held for sale	1,310,384	19,469	5.89	1,279,379	21,774	6.75
Loans, net of unearned income (1), (3), (4)	24,637,096	403,536	6.50	25,386,934	498,669	7.79
Total earning assets (1), (2), (3), (4)	29,652,911	479,897	6.42	30,798,779	588,645	7.58
Cash and due from banks	677,346			731,088
Premises and equipment	550,560			587,748
Allowance for losses on loans	(347,648)			(337,339)
Goodwill and other intangibles	906,012			960,290
Other assets	1,073,455			1,057,725
Total assets	$ 32,512,636			$ 33,798,291

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 5,473,845	19,079	1.38	$ 4,855,052	41,835	3.42
Interest-bearing checking	3,392,750	7,692.90		3,111,517	10,540	1.34
Savings deposits	1,390,651	2,886.82		1,347,694	4,783	1.41
Certificates of deposit of $100,000 and over	1,602,051	13,648	3.38	1,957,966	25,240	5.11
Other time deposits	6,858,027	59,345	3.43	8,212,303	102,439	4.95
Total interest-bearing deposits	18,717,324	102,650	2.18	19,484,562	184,837	3.76
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,365,306	8,946	1.50	2,847,994	24,469	3.41
Other	215,301	902	1.66	599,437	5,556	3.68
Total short-term debt	2,580,607	9,848	1.51	3,447,431	30,025	3.46
Long-term debt
Federal Home Loan Bank advances	963,358	7,641	3.15	1,461,160	18,097	4.91
Subordinated capital notes	974,171	17,557	7.15	974,030	17,772	7.24
Medium-term senior notes	598,990	7,924	5.25	41,739	713	6.78
Trust Preferred Securities	201,507	2,864	5.64	199,102	4,128	8.23
Other	79,563	968	4.83	102,727	1,816	7.01
Total long-term debt	2,817,589	36,954	5.20	2,778,758	42,526	6.07

Total interest-bearing liabilities	24,115,520	149,452	2.46	25,710,751	257,388	3.97
Noninterest-bearing demand deposits	4,468,380	-		4,172,497	-
Total sources of funds	28,583,900	149,452		29,883,248	257,388
Other liabilities	718,552			772,767
Shareholders' equity
Preferred stock	13,066			17,269
Common equity	3,197,118			3,125,007
Total shareholders' equity	3,210,184			3,142,276
Total liabilities and shareholders' equity	$ 32,512,636			$ 33,798,291
Net interest income (1)		$ 330,445			$ 331,257
Net interest rate spread (1)			3.96%			3.61%
Net interest margin (1)			4.42%			4.27%

Taxable-equivalent adjustments
Loans		$ 1,162			$ 1,450
Investment securities		4,926			7,129
Total		$ 6,088			$ 8,579

______________________
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate	(3) Includes loan fees in both interest income and the calculation of the yield on income
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available	(4) Includes loans on nonaccrual status.
for sale securities.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES
	Nine Months Ended September 30,
	2002			2001
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
ASSETS	(Dollars in thousands)
Interest-bearing deposits at financial institutions	$ 90,144	$ 1,653	2.45%	$ 43,979	$ 1,546	4.70%
Federal funds sold and securities purchased under agreements to resell	96,708	1,263	1.75	58,701	1,856	4.23
Trading account assets	240,778	7,143	3.97	224,964	12,064	7.17
Investment securities (1), (2)
Taxable securities	3,797,114	174,755	6.15	4,580,886	223,478	6.52
Tax-exempt securities	853,526	50,171	7.86	1,156,343	66,876	7.73
Total investment securities	4,650,640	224,926	6.47	5,737,229	290,354	6.77

Commercial, financial & agricultural loans	5,198,283	209,247	5.38	5,356,156	298,034	7.44
Foreign loans	322,544	8,694	3.60	472,346	21,772	6.16
Accounts receivable - factoring	692,505	40,393	7.80	654,972	54,248	11.07
Real estate - construction loans	2,247,045	102,273	6.09	2,234,353	140,281	8.39
Real estate - mortgage loans
Secured by 1-4 family residential	4,899,673	290,451	7.93	6,258,206	399,660	8.54
FHA/VA government issued/guaranteed	148,199	9,090	8.20	258,541	17,030	8.81
Non-farm, nonresidential properties	4,882,410	250,576	6.86	4,460,503	275,550	8.26
Multifamily (5 or more) residential	843,757	42,443	6.73	789,328	48,070	8.14
Secured by farmland	478,223	24,528	6.86	426,460	27,057	8.48
Home equity	1,133,665	45,344	5.35	780,073	49,063	8.41
Consumer loans	2,194,886	138,004	8.41	2,607,420	174,580	8.95
Direct Lease Financing	94,778	5,348	7.54	107,083	6,378	7.96
Loans held for sale	1,263,265	59,035	6.25	1,055,602	52,006	6.59
Loans, net of unearned income (1), (3), (4)	24,399,233	1,225,426	6.71	25,461,043	1,563,729	8.21
Total earning assets (1), (2), (3), (4)	29,477,503	1,460,411	6.62	31,525,916	1,869,549	7.93
Cash and due from banks	754,279			757,958
Premises and equipment	553,211			597,606
Allowance for losses on loans	(344,296)			(339,423)
Goodwill and other intangibles	914,496			964,628
Other assets	1,031,397			1,011,390
Total assets	$ 32,386,590			$ 34,518,075

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 5,685,775	68,627	1.61	$ 4,387,373	126,730	3.86
Interest-bearing checking	3,374,632	25,604	1.01	3,133,237	32,926	1.40
Savings deposits	1,379,285	10,439	1.01	1,357,941	14,758	1.45
Certificates of deposit of $100,000 and over	1,604,665	42,600	3.55	2,115,872	91,255	5.77
Other time deposits	6,987,396	189,522	3.63	8,442,603	343,527	5.44
Total interest-bearing deposits	19,031,753	336,792	2.37	19,437,026	609,196	4.19
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,176,550	24,219	1.49	3,370,256	111,612	4.43
Other	93,180	1,165	1.67	1,252,332	48,930	5.22
Total short-term debt	2,269,730	25,384	1.50	4,622,588	160,542	4.64
Long-term debt
Federal Home Loan Bank advances	1,247,620	36,478	3.91	1,395,093	55,618	5.33
Subordinated capital notes	974,083	52,669	7.23	869,818	46,563	7.16
Medium-term senior notes	254,605	10,067	5.29	53,846	2,762	6.86
Trust Preferred Securities	199,927	11,120	7.44	199,093	12,383	8.32
Other	93,247	3,272	4.69	102,970	6,264	8.13
Total long-term debt	2,769,482	113,606	5.48	2,620,820	123,590	6.30

Total interest-bearing liabilities	24,070,965	475,782	2.64	26,680,434	893,328	4.48
Noninterest-bearing demand deposits	4,407,565	-		4,047,788	-
Total sources of funds	28,478,530	475,782		30,728,222	893,328
Other liabilities	701,062			722,948
Shareholders' equity
Preferred stock	13,560			18,693
Common equity	3,193,438			3,048,212
Total shareholders' equity	3,206,998			3,066,905
Total liabilities and shareholders' equity	$ 32,286,590			$ 34,518,075
Net interest income (1)		$ 984,629			$ 976,221
Net interest rate spread (1)			3.98%			3.45%
Net interest margin (1)			4.47%			4.14%

Taxable-equivalent adjustments
Loans		$ 3,675			$ 4,584
Investment securities		17,239			21,769
Total		$ 20,914			$ 26,353

______________________
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate	(3) Includes loan fees in both interest income and the calculation of the yield on income
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available	(4) Includes loans on nonaccrual status.
for sale securities.

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2002	2001	2002	2001
ASSET QUALITY
Nonperforming assets (1)
Nonaccrual loans			$ 298,689	$ 219,722
Restructured loans			561	873
Foreclosed properties			81,002	63,617
Total Nonperforming Assets			$ 380,252	$ 284,212

Loans 90 days past due and not on nonaccrual status (1)			$ 186,440	$ 152,564

FHA/VA government-insured/guaranteed loans			$ 213,169	$ 177,182
Nonaccrual			1,659	1,985
90 days past due and not on nonaccrual status			57,701	68,339

Net charge-offs of loans	$ 45,039	$ 41,873	$ 123,264	$ 91,819

Allowance for losses on loans to loans (1)			1.54%	1.44%
Nonperforming loans to loans (1)			1.29%	0.93%
Nonperforming assets to loans and foreclosed properties (1)			1.64%	1.20%
Net charge-offs as a percentage of average loans (1)	0.77%	0.69%	0.72%	0.51%
(1) Excludes FHA/VA government-insured/guaranteed loans.

Selected financial ratios
Net earnings
Return on average assets	1.64%	1.31%	1.60%	1.27%
Return on average common equity	16.62%	14.18%	16.20%	14.33%
Tier 1 capital to quarterly average risk weighted assets	9.45%	9.36%
Expense ratio	.83%	1.02%	1.47%	1.68%
Efficiency ratio	50.13%	51.95%	50.55%	53.93%
Leverage ratio at September 30,	7.75%	7.23%
Shareholders' equity to total assets at September 30,	9.72%	9.62%

SUPPLEMENTAL DATA
Tier 1 capital	$ 2,208

Per common share data
Cash dividends paid	$ 0.33	$ 0.33	$ 1.00	$ 1.00
Book value			16.09	15.50

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

OTHER INFORMATION:

Short-term borrowings include:	Period-end balance	Three months average balance	Year-to-date average balance
	September 30, 2002	September 30, 2002	September 30, 2002
Federal funds purchased	$ 1,293,935	$ 755,175	$ 718,170
Securities sold under agreement to repurchase	1,352,518	1,610,131	1,458,380
Short-term federal home loan bank advances	400,000	213,043	90,842
Other short-term debt	2,402	2,258	2,338
	$ 3,048,855	$ 2,580,607	$ 2,269,730

Long-term borrowings include:	Period-end balance	Three months average balance	Year-to-date average balance
	September 30, 2002	September 30, 2002	September 30, 2002
Long-term federal home loan bank advances	$ 960,743	$ 963,358	$ 1,247,620
Subordinated notes	975,111	974,171	974,083
Trust preferred securities (TRuPs)	207,244	201,507	199,927
Asset back certificates	66,667	78,895	92,560
Medium Term senior notes	598,141	598,990	254,605
Other long-term debt	666	668	687
	$ 2,808,572	$ 2,817,589	$ 2,769,482

Full-time equivalent employees	11,254
Bank branches	761
ATM locations	969

Closing Stock Prices
High stock price - Year-to-date	$ 33.63
Low stock price - Year-to-date	26.67

High stock price - Quarter-to-date	$ 32.64
Low stock price - Quarter-to-date	26.67

Parent company equity in subs	$ 3,516,833

All share and per share data in the Financial Attachment has been adjusted to reflect the three-for-two stock split completed in the second quarter of 2002.